CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$ ]

**

Note, for second liens, CLTV is employed in this calculation.

1.  DTI

		total	%
	#	Scheduled	Scheduled
DTI	Loans	Balance	Balance
<= 9	78	12,209,057	1.5
10 - 19	172	19,469,931	2.4
20 - 29	637	77,387,781	9.7
30 - 39	1,577	217,340,447	27.2
40 - 49	2,865	445,114,669	55.7
50 - 59	192	28,218,506	3.5
Total:	5,521	799,740,390	100.0

2.  Scheduled Balance

		total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
2,291 - 25,000	259	4,689,445	0.6
25,001 - 50,000	578	22,708,200	2.8
50,001 - 75,000	860	52,421,259	6.6
75,001 - 100,000	682	60,076,078	7.5
100,001 - 150,000	1,164	144,105,265	18.0
150,001 - 200,000	727	126,572,873	15.8
200,001 - 250,000	444	99,385,191	12.4
250,001 - 300,000	279	76,681,863	9.6
300,001 - 350,000	177	57,368,822	7.2
350,001 - 400,000	148	55,617,521	7.0
400,001 - 450,000	83	35,325,268	4.4
450,001 - 500,000	68	32,668,617	4.1
500,001 - 550,000	18	9,413,741	1.2
550,001 - 600,000	14	8,073,934	1.0
600,001 - 650,000	10	6,203,408	0.8
650,001 - 700,000	3	2,008,375	0.3
700,001 - 750,000	3	2,172,161	0.3
800,001 - 850,000	1	833,000	0.1
900,001 - 950,000	1	943,662	0.1
950,001 - 1,000,000	1	975,000	0.1
1,000,001 - 1,496,709	1	1,496,709	0.2
Total:	5,521	799,740,390	100.0

3. State

		total	%
	#	Scheduled	Scheduled
State	Loans	Balance	Balance
Alabama	41	3,796,004	0.5
Alaska	4	664,336	0.1
Arizona	252	35,944,190	4.5
Arkansas	55	5,118,036	0.6
California	777	205,981,220	25.8
Colorado	120	19,661,838	2.5
Connecticut	31	4,592,889	0.6
Delaware	22	2,678,531	0.3
District of Columbia	1	264,297	0.0
Florida	559	82,814,976	10.4
Georgia	144	19,626,066	2.5
Hawaii	7	2,389,627	0.3
Idaho	26	2,537,532	0.3
Illinois	127	18,612,131	2.3
Indiana	146	11,066,568	1.4
Iowa	25	1,579,312	0.2
Kansas	34	2,679,803	0.3
Kentucky	58	5,242,311	0.7
Louisiana	57	4,823,556	0.6
Maine	9	1,299,054	0.2
Maryland	95	17,275,271	2.2
Massachusetts	25	5,617,388	0.7
Michigan	227	23,246,115	2.9
Minnesota	80	11,624,933	1.5
Mississippi	69	5,383,747	0.7
Missouri	139	13,876,301	1.7
Montana	5	640,515	0.1
Nebraska	18	1,250,005	0.2
Nevada	160	32,615,052	4.1
New Hampshire	9	1,640,660	0.2
New Jersey	86	16,917,453	2.1
New Mexico	19	2,538,568	0.3
New York	93	18,575,723	2.3
North Carolina	184	18,674,020	2.3
North Dakota	1	129,026	0.0
Ohio	307	28,681,423	3.6
Oklahoma	65	4,726,699	0.6
Oregon	111	16,212,791	2.0
Pennsylvania	166	18,265,512	2.3
Rhode Island	10	1,886,478	0.2
South Carolina	76	8,368,355	1.0
South Dakota	2	129,445	0.0
Tennessee	163	15,741,651	2.0
Texas	452	37,821,723	4.7
Utah	70	9,219,205	1.2
Virginia	158	24,015,845	3.0
Washington	146	22,550,716	2.8
West Virginia	15	1,443,811	0.2
Wisconsin	68	8,566,528	1.1
Wyoming	7	733,150	0.1
Total:	5,521	799,740,390	100.0

4.  Scheduled Balance Buckets

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
<= 600,000	5,501	7.21	631	$81.1	$93.5	$47.4	$57.6
600,001 - 650,000	10	6.87	636	$78.8	$80.1	$80.2	$49.4
650,001 - 700,000	3	6.44	666	$80.0	$100.0	$32.9	$100.0
700,001 - 750,000	3	7.41	617	$83.1	$100.0	$65.5	$67.0
800,001 - 850,000	1	6.70	688	$70.0	$100.0	$100.0	$100.0
900,001 - 950,000	1	7.75	662	$68.7	$100.0	$100.0	$0.0
950,001 - 1,000,000	1	6.05	644	$67.2	$100.0	$100.0	$100.0
1,000,001 >=	1	5.50	745	$76.3	$100.0	$0.0	$100.0
Total:	5,521	7.20	632	$81.0	$93.4	$47.8	$57.7

5.  Product

	WA		Total	Avg	%	%		WA			WA
	IO	#	Scheduled	Scheduled	Of Total	Of Total	WA	OLTV*	%	%	DTI	%	%
Product	Term	Loans	Balance	Balance	IO	Balance	FICO	%	OwnerOcc	Purchase	%	Investor	FullDoc
2/28 ARM 24 Month IO	24	108	31,972,928	296,046	4.0	4.0	653	82.1	99.6	52.1	41.4	0.4	52.7
2/28 ARM 60 Month IO	60	549	133,182,695	242,591	16.7	16.7	652	80.4	93.7	54.8	41.2	5.9	51.1
2/28 ARM 120 Month IO	120	25	6,538,038	261,522	0.8	0.8	672	80.5	72.3	45.8	41.6	21.1	39.9
3/27 ARM 36 Month IO	36	28	7,810,530	278,947	1.0	1.0	628	77.3	98.0	34.7	37.8	2.0	59.6
3/27 ARM 60 Month IO	60	28	6,946,266	248,081	0.9	0.9	648	80.1	100.0	44.4	41.1	0.0	84.2
3/27 ARM 120 Month IO	120	2	314,999	157,500	0.0	0.0	624	51.2	100.0	100.0	42.6	0.0	100.0
5/25 ARM 60 Month IO	60	6	1,298,240	216,373	0.2	0.2	645	71.6	100.0	19.9	38.6	0.0	81.6
5/25 ARM 84 Month IO	84	6	769,200	128,200	0.1	0.1	646	79.8	100.0	31.6	37.6	0.0	82.9
30 Year Fixed	1	1,063	104,922,704	98,704	0.3	13.1	632	80.4	93.0	24.4	37.9	6.4	74.6
15 Year Fixed	0	137	9,255,914	67,561	0.0	1.2	630	72.6	92.1	6.5	36.0	7.4	75.1
Other	0	3,569	496,728,876	139,179	0.0	62.1	624	81.5	93.2	48.6	40.4	6.1	55.7
Total:	13	5,521	799,740,390	144,854	23.9	100.0	632	81.0	93.4	45.8	40.2	5.9	57.7

6.  Product and Initial Periodic Cap

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%	3.5-4%	4-4.5%	4.5-5%	5+%
2/28 ARM 24 Month IO	0	3,265,600	0	0	24,352,658	0	0	0	4,354,670
2/28 ARM 60 Month IO	0	12,196,986	2,928,774	0	118,056,936	0	0	0	0
2/28 ARM 120 Month IO	0	0	864,000	0	5,674,038	0	0	0	0
3/27 ARM 36 Month IO	0	1,634,350	0	0	6,176,180	0	0	0	0
3/27 ARM 60 Month IO	0	552,500	0	0	6,393,766	0	0	0	0
3/27 ARM 120 Month IO	0		0	0	314,999	0	0	0	0
5/25 ARM 60 Month IO	0	0	0	0	1,167,200	0	0	0	131,040
5/25 ARM 84 Month IO	0	0	769,200	0	0	0	0	0	0
30 Year Fixed	0	0	0	0	0	0	0	0	0
15 Year Fixed	0	0	0	0	0	0	0	0	0
Other	489,869	17,245,994	68,834,314	0	378,976,217	0	0	0	6,995,280
Total:	489,869	34,895,430	73,396,288	0	541,111,994	0	0	0	11,480,990